EXHIBIT 4.11


                          MANAGEMENT SERVICES AGREEMENT

                                  BY AND AMONG

                             CENTRASIA MINING CORP.,

                      LAKEHEAD GEOLGOIGICAL SERVICES INC.,

                                       AND

                               DOUGLAS S. TURNBULL

                        EFFECTIVE DATE: SEPTEMBER 1, 2007









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                          MANAGEMENT SERVICES AGREEMENT


DATED effective as of the 1st day of September, 2007.

BETWEEN:

                  CENTRASIA MINING CORP., a British Columbia corporation whose address is 300 - 1055 W. Hastings St., Vancouver, BC V6E 2E9

                  (hereinafter referred to as the "Company", which term includes all subsidiaries of the Company)

                                                               OF THE FIRST PART

AND:

                  LAKEHEAD GEOLOGICAL SERVICES INC., an Ontario corporation whose address is 746 Alderson Avenue, Coquitlam, British Columbia V3K 1V1

                  (hereinafter referred to as the "Lakehead")

                                                              OF THE SECOND PART

AND:

                  DOUGLAS S. TURNBULL, Businessman, of 746 Alderson Avenue, Coquitlam, British Columbia V3K 1V1

                  (hereinafter referred to as the "Turnbull")

                                                              OF THE THIRD PART


WHEREAS:

A. The Company is a public company the common shares of which are listed and posted for trading on the TSX Stock Exchange;

B. The Company wishes to retain Lakehead to provide services with respect to the management of the Company;

C.       Turnbull is an employee of Lakehead; and


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D.       Lakehead has agreed to provide management services to the Company,  and in particular the provision of Turnbull as the President of the Company, on the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, IT IS AGREED as follows:

1.       APPOINTMENT

(1) The Company hereby appoints Lakehead and Lakehead hereby accepts such appointment to provide Management Services (as hereinafter defined) to the Company for an initial term of two (2) year from the date of this Agreement, and thereafter annually, and subject to the rights of the parties to earlier termination as provided for in Section 5 below.

(2) During the term of this Agreement, Lakehead shall diligently and faithfully devote the time, effort and ability to the Company's affairs and business necessary to perform its duties under this Agreement. Lakehead shall conduct the operations of the Company in an efficient, trustworthy and businesslike manner to the advantage and benefit of the Company.

2.       MANAGEMENT SERVICES

(1) Lakehead agrees to provide to the Company the services of Turnbull as the President of the Company on substantially a full time basis (that is, approximately 90% of Turnbull's working hours based on a forty hour work week) during the term of this Agreement (herein referred to as the "Management Services").

(2) It is the intent of the parties that Turnbull be a director of the Company at all times while this Agreement is in force, and the Company shall take such steps as it is permitted by law such that Turnbull will become and so remain a director. Turnbull hereby consents to being a director of the Company at all times when this Agreement is in force.

(3) Except as otherwise acknowledged herein, during the term of this Agreement, each of Lakehead and Turnbull agree that it shall not, without the prior written consent of the Company, directly or indirectly engage in any business activity or enterprise competitive with the Company in the Russian Federation, Kyrgyzstan, Kazakhstan, Uzbekistan and Tajikistan, and, without restricting the generality of the foregoing, Turnbull shall not accept any new position with another business entity, be it as a director or officer or otherwise, without the prior written consent of the Board of Directors of the Company.

(4) The Company acknowledges that Turnbull will be entitled to three (3) weeks paid leave per year to be taken at such time as the Board may judge to be convenient to the Company.

3.       REMUNERATION

(1) The Company hereby agrees to pay to Lakehead, as remuneration for the provision of the Management Services, the sum of $12,500 per month payable retroactively from July 1, 2007, which sum is subject to review on the first anniversary of this Agreement.


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(2)      The  Company  further  agrees  to  reimburse  to  Lakehead  the  actual
out-of-pocket  expenses  incurred  by  Lakehead,   its  consultants,   advisors,
sub-agents and employees, in connection with the provision of any of the services hereunder. For all such expenses, Lakehead shall furnish to the Company statements with full written back-up on a monthly basis. The Company shall not be responsible for paying any "benefits" to Lakehead employees. Notwithstanding the foregoing, the Company shall bear the cost of customary travel and accident insurance incurred by Turnbull while on Company business outside of Canada, including the costs of emergency medical evacuation, where such coverage is not otherwise provided by the Company to Turnbull.

4.       CONFIDENTIALITY

(1) Lakehead acknowledges that it and its consultants, advisors, sub-agents and employees, have and will acquire information about certain matters and things which are confidential or secret to the Company and which information is the exclusive property of the Company (the "Confidential Information"). Lakehead undertakes not to disclose, and to ensure that its consultants, advisors, sub-agents and employees do not disclose, the Confidential Information or any information which, in good faith and conscience, ought to be treated as confidential, to any third party either during the term of this Agreement or after, except as may be necessary in the proper discharge of its duties, as required by law, or with the prior written permission of the Company. The foregoing obligations shall continue beyond the termination of this Agreement and shall be binding upon Lakehead's successors and assigns. Lakehead agrees that disclosure by it of such information or trade secrets may result in irreparable injury and damage to the Company, which will not be adequately compensable in money damages, that the Company will have no adequate remedy at law therefor, and that the Company shall have the right, and may, without objection from Lakehead, obtain such preliminary, temporary or permanent mandatory or restraining injunctions, orders or decrees as may be necessary to protect the Company against, or on account of any breach by Lakehead of the provisions of this section. Nothing herein shall be construed as preventing the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from Lakehead.

(2) Turnbull acknowledges that he has and will acquire Confidential Information. Turnbull undertakes not to disclose the Confidential Information or any information which, in good faith and conscience, ought to be treated as confidential, to any third party either during his employment or after, except as may be necessary in the proper discharge of his duties, as required by law, or with the prior written permission of the Company. The foregoing obligations shall continue beyond the termination of this Agreement and shall be binding upon Turnbull's heirs, executors, successors and assigns. Turnbull agrees that disclosure by him of such information or trade secrets may result in irreparable injury and damage to the Company, which will not be adequately compensable in money damages, that the Company will have no adequate remedy at law therefor, and that the Company shall have the right, and may, without objection from Turnbull, obtain such preliminary, temporary or permanent mandatory or restraining injunctions, orders or decrees as may be necessary to protect the Company against, or on account of any breach by Turnbull of the provisions of this paragraph. Nothing herein shall be construed as preventing the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from Turnbull.


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5. TERMINATION

(1) Lakehead may terminate this Agreement by three months written notice to the Company, for any reason. The Company may waive such notice, in whole or in part. On such termination Turnbull shall be deemed to have resigned from all of his positions with the Company. Lakehead will be entitled on termination to fees and expenses due to the date of termination.

(2) The Company may terminate this Agreement "for cause" (theft, fraud or material dishonesty or misconduct by Lakehead, its consultants, advisors, sub-agents and employees, involving the property or affairs of the Company) without any notice or compensation in lieu thereof. On such termination, Turnbull shall be deemed to have resigned from all of his positions with the Company.

(3) This Agreement will terminate in the event of the death of Turnbull prior to the end of the term of this Agreement. The Company may terminate this Agreement in the event Turnbull is not available or able to work by reason of illness or mental or physical disability or incapacity which lasts for an uninterrupted period of not less than six months, and on such termination Turnbull shall be deemed to have resigned from all of his positions with the Company.

(4) The Company may terminate this Agreement in its sole and absolute discretion for any reason and without cause, and in the event of such termination or in the event of the Constructive Dismissal of Turnbull, Turnbull shall be deemed to have resigned from all of his positions with the Company and the Company shall pay to Lakehead a lump sum payment equal to twelve times the monthly fee payable to Lakehead at the time of termination for the provision of Management Services.

(5) Save and except as otherwise provided in this Agreement, "Constructive Dismissal" for the purposes of this Agreement shall mean:

         (a) Turnbull ceasing to be a director (otherwise than pursuant to his voluntary resignation), or any other material reduction in Turnbull's title, reporting responsibilities, function, responsibility or authority with the Company; and

         (b)      any  material   reduction  in  Lakehead's  total  compensation
                  package, as provided herein.

(6) Without limiting any other rights Lakehead may have under this Agreement, in the event of a Change of Control, as defined below, Lakehead may elect, during the six month period immediately following the date of Change of Control, to terminate this Agreement, in which case such termination shall be deemed to be a Constructive Dismissal of Turnbull by the Company.

(7) In this Agreement, "Change of Control" shall mean the occurrence, after the date hereof, of the acquisition of common shares of the Company or other securities of the Company having the right to vote generally in the election of directors of the Company (the common shares and such other securities are hereinafter referred to as the "Voting Shares") or of securities ("Convertible Securities") convertible into, exchangeable for or representing the right to acquire Voting Shares of the Company as a result of which a person, group of persons or persons acting jointly or in concert, or persons associated or affiliated within the meaning of the Securities Act



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                                     - 5 -


(British Columbia) with any such person, group of persons or any of such persons acting jointly or in concert (collectively, the "Acquirers"), beneficially own Voting Shares of the Company and/or Convertible Securities such that, assuming the conversion, exchange or exercise of Convertible Securities beneficially owned by the Acquirers, the Acquirers would beneficially own Voting Shares of the Company that would entitle the holders thereof to cast more than 25% of the votes attaching to all Voting Shares in the capital of the Company that may be cast to elect directors of the Company provided, however, that transfers among now affiliated or associated corporations, persons or legal entities shall not result in a "Change of Control".

6.       PERSONAL SERVICES

(1) The Management Services to be provided by Lakehead pursuant hereto are personal in character, and neither this Agreement nor any rights or benefits arising thereunder are assignable by Lakehead without the previous written consent of the Company.

7.       NOTICES

(1) Any notice, direction or other instrument required or permitted to be given under this Agreement shall be in writing and shall be given by the delivery of same or by mailing same in prepaid registered or certified mail in Canada or by sending same by telefax or other similar form of communication, in each case addressed to the intended recipient at the address of the respective party set out on the first page hereof (in the case of the Company to the attention of the Secretary and General Counsel).

(2) Any notice, direction or other instrument aforesaid will, if delivered, be deemed to have been given and received on the day it was delivered, and if mailed, be deemed to have been given and received on the fifth business day following the date of mailing, except in the event of disruption of the postal service in which event notice will be deemed to be received only when actually received and, if sent by telefax or other similar form of communication, on the day it was actually received.

(3) Any party may, at any time, give notice in writing to the others of any change of address, and from and after the giving of such notice, the address therein specified will be deemed to be the address of such party for the purposes of giving notice hereunder.

8.       GENERAL

(1) The provisions of this Agreement shall enure to the benefit of and be binding upon the legal personal representatives of Lakehead and the successors and assigns of the Company. For this purpose, the terms "successors" and "assigns" shall include any person, firm or corporation or other entity which at any time, whether by merger, purchase or otherwise, shall acquire all or substantially all of the assets or business of the Company.

(2) Each of the Company and Lakehead hereby represents and warrants to the other that it is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the power and capacity to enter into this Agreement and to carry out its terms, and the execution and delivery of this Agreement by it has been duly and validly authorized by all necessary corporate action.


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(3)      Time shall be of the essence of this Agreement.

(4) This Agreement is governed by and interpreted in accordance with the laws of the Province of British Columbia.

(5) The terms and provisions herein contained constitute the entire agreement between the parties and shall supersede all previous oral or written communications. In particular, the agreement between the 0724000 B.C. Ltd., a wholly-owned subsidiary of the Company, and Turnbull dated April 1, 2004, which was assigned to the Company by 0724000 B.C. Ltd. effective September 14, 2005, is hereby deemed to be terminated as of June 30, 2007. No amendments of this Agreement shall be valid unless made in writing and duly executed by all parties.

(6) The failure of a party to insist on strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit that party's rights thereafter to enforce any provision or exercise any right, power or remedy.

(7) Each of the parties agrees that it shall from time to time take such actions and execute such additional instruments as may be reasonably necessary to implement and carry out the intent and purposes of this Agreement.

(8) If any provision, word or clause of this Agreement shall be held to be illegal or invalid for any reason, such illegality of invalidity shall not affect the remaining provisions which shall be fully severable, and this Agreement shall be construed and enforced without regard to such illegal or invalid provision. The parties agree to execute such additional documents as may be necessary to give effect to any clause, term or part hereof which is determined to be illegal, unenforceable, in conflict with any law or contrary to public policy.

(9) Lakehead acknowledges that it has read and that it fully understands this Agreement and it acknowledges and agrees that the Company has given it the opportunity to seek, and has recommended that it obtain, independent legal advice with respect to the subject matter of this Agreement. Further, Lakehead hereby represents and warrants to the Company that it has sought independent legal advice or waives such advice. Turnbull acknowledges that he has read and that he fully understands this Agreement and he acknowledges and agrees that the Company has given him the opportunity to seek, and has recommended that he obtain, independent legal advice with respect to the subject matter of this Agreement. Further, Turnbull hereby represents and warrants to the Company that he has sought independent legal advice or waives such advice.


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(10)     This Agreement may be signed in counterpart.


IN WITNESS WHEREOF the parties have duly executed this Agreement as of the day and year first above written.


CENTRASIA MINING CORP.                   LAKEHEAD GEOLOGICAL SERVICES INC.


Per: /s/ Nick DeMare                     Per:  /s/ Douglas Turnbull
     --------------------------------          --------------------------------
     Name: Nick DeMare                      Name: Douglas Turnbull
     Title: Director & CFO                   Title:  President

SIGNED, SEALED and DELIVERED  )
by DOUGLAS S. TURNBULL in     )
the presence of:              )
                              )
                              )
---------------------------   )
Signature                     )
                              )
---------------------------   )                 /s/ Douglas Turnbull
Print Name                    )                 -------------------------------
                              )                 DOUGLAS S. TURNBULL
---------------------------   )
Address                       )
                              )
                              )
---------------------------   )
Occupation                    )



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